Giant Oil & Gas Inc.

246 Stewart Green S.W., Suite 4010

Calgary, Alberta, T3H 3C8

                March __, 2007

To the Holders of the Giant Oil & Gas Inc. Warrants:

Reference is hereby made to certain Warrant Agreements (the “Agreements”), issued by Giant Oil & Gas Inc. in connection with the Class A, Class B and Class C Warrants (collectively, the “Warrants”). Terms used not otherwise defined herein shall have the meanings set forth for such terms in the Agreements.

The Warrant Commencement Date has been extended from May 20, 2007 to May 20, 2008 with respect to the Class A Warrants; to November 20, 2008 with respect to the Class B Warrants; and to May 20, 2009 with respect to the Class C Warrants.

Please evidence your receipt and acknowledgment of this letter by signing below and returning a copy of the letter to us at the number indicated above.

If you have any questions, please do not hesitate to contact the undersigned.

Sincerely,

Giant Oil & Gas Inc.

___________________________

By: Robert Coale

President

Agreed and Acknowledged:

__________________________